EXHIBIT 10.14

                                   Law Offices of
                            FIRETAG, STOSS & DOWDELL, P.C.
                          1747 East Morten Avenue, Suite 107      Of Counsel:
 JULES I. FIRETAG             Phoenix, Arizona 85020           STEPHEN T. MEADOW
 (Deceased) JOHN L. STOSS    Telephone (602) 279-9411          ROBERT M. FRISBEE
 PAUL F. DOWDELL                Fax (602) 241-1260             SUSAN L. BOSTOCK


                                 March 16, 2006




Via Federal Express

Mountainview Opportunistic Growth Fund, L.P.
Attention: Andrew Ecclestone
69 Lord Seaton Road
North York, Ontario Canada M2P 1K6

         Re:      Bestnet Communications Corp.
                  Promissory Note and Warrant

Dear Mr. Ecclestone:

          As counsel to Bestnet Communications Corp. (the "Company") and pursuant to the Unit Purchase Agreement between the Company and Mountainview Opportunistic Growth Fund, L.P. (a copy of which is enclosed), enclosed herewith is the Company's originally executed Convertible Subordinated Promissory Note in the principal amount of US $350,000 and a Warrant to Purchase 200,000 Shares of the Company's Common Stock.

          If you have any questions or need additional information, please contact me.


                                            Very truly yours,

                                            FIRETAG, STOSS & DOWDELL, P.C.


                                            /s/  JOHN L. STOSS
                                            -----------------------------------
                                                 JOHN L. STOSS



 JLS
 Enclosures
 cc:      Michael Kramarz (w/encl.)

BestNet Promissory Note


          NEITHER THIS CONVERTIBLE SUBORDINATED PROMISSORY NOTE NOR THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE OR PROVINCIAL SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, OR OTHERWISE DISPOSED OF UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF SUCH ACT AND BLUE SKY LAWS OR AN EXEMPTION THEREFROM IS AVAILABLE AS ESTABLISHED BY A WRITTEN OPINION OF COUNSEL ACCEPTABLE TO MAKER.

                          BESTNET COMMUNICATIONS CORP.

                    CONVERTIBLE SUBORDINATED PROMISSORY NOTE

$350,000                                                        Phoenix, Arizona
                                                                March 13, 2006



FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, the undersigned, BestNet Communications Corp. a Nevada corporation (the "Maker"), promises to pay in lawful currency of the United States of America ("Currency") to Mountainview Opportunistic Growth Fund, L.P., an Ontario limited partnership (the "Payee"), fourteen (14) months from date, the principal sum of $350,000, plus interest on the unpaid principal balance at the rate of 8% per annum from the date hereof until paid in full.

At any time prior to maturity, Payee shall have the option to convert all or part of the unpaid principal balance of this Promissory Note into that number of Shares of the Common Stock, $.001 par value of the Maker (the "Option") as shall be equal to the unpaid principal balance of the Promissory Note divided by $1.00 and any fractional Shares to be paid in Currency. To exercise the Option, Payee shall surrender this Promissory Note to the Maker, accompanied by written notice of Payee's intention to exercise the Option, which notice shall set forth the principal amount of this Promissory Note and such portion of the unpaid principal balance of the Promissory Note, if not the entire unpaid principal balance, to be converted into the Shares (the "Notice of Conversion"). Maker shall, within thirty (30) business days of Maker's receipt of the Notice of Conversion and Payee's surrender of this Promissory Note, deliver the Shares or cause them to be delivered, to the Payee, registered in the name of the Payee. Interest shall cease to accrue under this Promissory Note upon Maker's receipt of such Notice of Conversion.

When delivered, all Shares, including Shares issued and delivered in payment of interest due and payable hereunder, shall be duly authorized, validly issued, fully paid, and nonassessable. Maker shall take all action necessary to maintain the required authority to issue the Shares to Payee in payment of interest due and payable hereunder or in the event Payee exercises the Option.

     Prepayment of the principal of this Promissory Note is permitted, in whole or in part, without premium or penalty of any kind; provided Maker provides Payee with ten (10) business days' prior written notice of its intention to

BestNet Promissory Note


prepay the principal of this Promissory Note, in whole or in part, during which time Payee may exercise the Option by delivering to the Maker Payee's Notice of Conversion within ten (10) business days following Payee's receipt of such notice from the Maker. All partial prepayments shall first be applied against interest and then against principal.

This Promissory Note is given in consideration of a loan by Payee to Maker in the principal amount of this Promissory Note. This Promissory Note may not be changed orally, but only by an agreement in writing signed by the parties against whom enforcement of any waiver, change, modification, or discharge is sought.

The Maker promises to pay on demand all costs of collection, including reasonable attorneys' fees and court costs, paid or incurred by Payee to enforce this Promissory Note upon an Event of Default (as defined below) hereunder.

The occurrence of any of the following shall constitute an "Event of Default" under this Promissory Note:

     a. The failure of Maker to make any payment of principal in Currency when due under this Promissory Note (time is of the essence), unless such failure is the result of payments of principal in Currency required to be made with respect to any Senior Debt (as defined below) of the Maker; and

     b. The institution of proceedings by or against the Maker under any state insolvency laws, federal bankruptcy law, or similar debtor relief laws then in effect.

Upon an Event of Default that has not been cured within ten (10) business days from the date of written notice by Payee, Payee may, at Payee's option and without notice, declare all principal and interest due under this Promissory Note to be due and payable immediately. Payee may waive any default before or after it occurs and may restore this Promissory Note in full effect without impairing the right to declare it due for a subsequent default. Payment of the principal of this Promissory Note in Currency is subordinated in right of payment, to the prior payment of all Senior Debt of the Maker then currently due and payable. "Senior Debt" means all liabilities, contingent or otherwise, of the Maker (i) for borrowed money (but only if the recourse of the lender is secured by any assets of the Maker) and (ii) with respect to letters of credit, bankers acceptances, or similar instruments issued or accepted by banks ("Indebtedness") incurred by the Maker prior to or after the date of this Promissory Note and any replacement, renewal, refinancing, and extension (whether direct or indirect) thereof; provided, however, that notwithstanding anything to the contrary in this Promissory Note, Senior Debt does not include
(i) any Indebtedness of the Maker that by its terms or the terms of the instrument creating or evidencing it expressly provides that such Indebtedness is subordinate in right of payment to, or pari passu in right of payment with, this Promissory Note and (ii) any Indebtedness that ranks subordinate in right of payment to any other Indebtedness of the Maker; provided, that the limitation set forth in this clause (ii) shall not apply to distinctions between categories of Senior Debt that exist by reason of any liens arising or created in respect of some but not all Senior Debt.

THE PAYEE, BY ACCEPTING THIS PROMISSORY NOTE, AGREES TO SUCH SUBORDINATION.

IN WITNESS WHEREOF, the Maker has caused this Promissory Note to be executed in its corporate name by the signature of its duly authorized officer.

BestNet Communications Corp.

By:  /s/  Stanley L. Schloz
   -------------------------------
          Stanley L. Schloz

     NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE OR PROVINCIAL SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, OR OTHERWISE DISPOSED OF UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF SUCH ACT AND BLUE SKY LAWS OR AN EXEMPTION THEREFROM IS AVAILABLE AS ESTABLISHED BY A WRITTEN OPINION OF COUNSEL ACCEPTABLE TO MAKER.

                       WARRANT TO PURCHASE COMMON STOCK OF

                          BESTNET COMMUNICATIONS CORP.

This certifies that Mountainview Opportunistic Growth Fund, L.P., an Ontario limited partnership ("Holder"), is entitled, subject to the terms set forth below, to purchase from BestNet Communications Corp., a Nevada corporation, (the "Company"), up to 200,000 shares of the Common Stock, $.001 par value, of the Company (the "Common Stock"), as constituted on the date hereof, upon surrender hereof at the principal office of the Company referred to below, with the subscription form attached hereto duly executed, and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided at the Exercise Price as set forth in Section 2 below. The number, character and Exercise Price of such shares of Common Stock are subject to adjustment as provided below. The term "Warrant" as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein.

1. Term of Warrant. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, during the term commencing on the date hereof and ending at on the second anniversary date hereof and shall be void thereafter.

2. Exercise Price. The exercise price at which this Warrant may be exercised shall be $0.35 per share of Common Stock, as adjusted from time to time pursuant to Section 8 hereof (the "Exercise Price").

3. Exercise of Warrant.

3.1. Method of Exercise. The purchase rights represented by this Warrant are exercisable by the Holder in whole or in part, but not for less than 10,000 shares of Common Stock at a time (or such lesser number of shares which may then constitute the maximum number purchasable), at any time, or from time to time, during the term hereof as described in Section 1 above, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), upon payment of the purchase price of the shares of Common Stock to be purchased (i) in cash or by check acceptable to the Company, (ii) by cancellation by the Holder of indebtedness of the Company to the Holder, or (iii) by a combination of (i) and
(ii). No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment in United States currency equal to the Exercise Price multiplied by such fraction.

     3.2. Issuance of Stock Certificates. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the Holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within thirty
(30) days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of remaining shares of Common Stock for which this Warrant may then be exercised.

4. Rights of Stockholders. This Warrant shall not entitle its Holder to any of the rights of a stockholder of the Company until, and except to the extent that, this Warrant is exercised.

5. Replacement of Warrant. One receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement or indemnity bond reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, at the Holder's expense, in lieu of this Warrant, a new warrant of like tenor and amount.

6. Transfer of Warrant.

6.1. Transferability and Negotiability of Warrant. This Warrant may not be transferred or assigned in whole or in part except in compliance with cognizant securities laws.6.2. Warrant Register. The Company will maintain a register (the "Warrant Register")

containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change its address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the Company.

6.3. Warrant Agent. The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the Warrant Register, issuing the Common Stock or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant, or any or all of the foregoing. Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, shall be made at the office of such agent.

6.4. Compliance with Securities Laws.

(a) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof or conversion thereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and not with a view to any distribution thereof by the Holder, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof or conversion thereof except pursuant to an effective registration statement, or an exemption therefrom, under the Act and any applicable state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the

Company, confirm in writing, in a form satisfactory to the Company, that the shares of Common Stock or Common Stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party and not with a view toward distribution.

(b) This Warrant and all shares of Common Stock issued upon exercise hereof or conversion thereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

     "The securities represented by this certificate have not been registered under the Securities Act of 1933 or under the laws of any state or province. The Securities may not be sold or offered for sale, in whole or in part, in the absence of an effective registration statement covering them under said Act and applicable state or provincial laws unless in the opinion of counsel for the holder exemptions from such registration are available, which opinion shall be subject to the approval of the Company and its counsel."

7. Reservation of Stock. The Company covenants that during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares of Common Stock to provide for the issuance of Common Stock upon the exercise of this Warrant and, from time to time, will take all steps to amend its Articles of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of the Warrant. The Company further covenants that all shares that may be issued upon exercise of the rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be duly authorized, validly issued, fully paid and non-assessable and will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

8. Adjustments. The Exercise Price and the number of shares of Common Stock purchasable hereunder are subject to adjustment from time to time as follows:

8.1. Merger, Sale of Assets, etc. If at any time while this Warrant, or any portion thereof, is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a Holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 8. The foregoing provisions of this Section 8.1 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this

Warrant. If the per share consideration payable to the Holder hereof for shares connection with any such transfer is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

 8.2. Reclassification, etc. If the Company, at any time while this Warrant, or any portion thereof, remains outstanding and unexpired by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefore shall be appropriately adjusted, all subject to further adjustment as provided in this
 Section 8.

8.3. Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant, or any portion thereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

8.4. Adjustments for Dividends in Stock or Other Securities or Property. If while this Warrant, or any portion hereof, remains outstanding and unexpired the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible Stockholders, shall have become entitled to receive, without payment there for, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security available upon exercise of this Warrant, and without payment of any additional consideration there for, the amount of such other or additional stock or other securities or Property (other than cash) of the Company that such Holder would have held on the date of such exercise had it been the Holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 8.

8.5. Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 8, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.

The Company shall, upon the written request, at any time, of any such Holder, furnish or cause to be furnished to the Holder a like certificate setting forth:
(i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares and the amount, if any, of other property that at the time would be received upon the exercise of this Warrant.

8.6. No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 8 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holders of this Warrant against impairment.

9. Notices.

9.1. Notice Generally. Any notice, demand, request, consent, approval, declaration, delivery or communication hereunder to be made pursuant to the provisions of this Agreement shall be sufficiently given or made if in writing and shall be deemed to have been validly served, given or delivered (i) three
(3) days after deposit in the United States mail, with proper postage prepaid,
(ii) when sent after receipt of confirmation or answerback if sent by telex or telecopy or other similar facsimile transmission, (iii) one (1) business day after deposit with a reputable overnight courier with all charges prepaid or
(iv) when delivered, if hand-delivered by messenger, all of which shall be properly addressed to the party to be notified and sent to the address or number indicated as follows:

     (a) If to the Holder, at its last known address appearing on the books of the Company maintained for such purpose.
     (b) If to the Company at: 2850 Thornhills Ave SE, Ste 104 Grand Rapids, Michigan 49546, with a copy to Stephen T. Meadow, Esq., c/o Firetag, Stoss & Dowell, P.C., at 1747 East Morten Avenue, Suite 107, Phoenix, AZ 85020,

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice.

9.2. Stock Distributions, Mergers, etc. In case:

(a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for company shares of stock of any class or any other securities, or to receive any other right, or

(b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, and consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation, or

(c) of any voluntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Holder a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least 15 days prior to the date therein specified.

10. Amendments. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

11. Registration Rights.

The Company covenants and agrees as follows:

11.1 Definitions. For purposes of this  Section 11,

     (a) The term "Holder" means any person owning or having the right to acquire Registrable Securities (pursuant to the exercise of the Options).

     (b)The term "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

     (c)The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act, and such registration statement or document becoming effective:

     (d) The term "Registrable Securities" means (i) the securities issued or issuable upon the exercise of this Warrant and (ii) any Common Stock issued as (or issuable upon the conversion or exercise of any Option, right or other security which is issued
     as) a dividend or other distribution with respect to, or in exchange for or in replacement of securities referenced in (i) above, but excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights under this Section 11 of the Agreement are not assigned.

     (e)The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which have been, and the number of shares of Common Stock issuable, pursuant to this Warrant.

     (f)The term "SEC" means the United States Securities and Exchange
     Commission.

     (g) All other capitalized terms used in this Section 11 which are not defined herein shall have the meaning otherwise given in this Agreement.

11.2 Request for Registration.

If the Company shall receive from the Holder at any time not earlier than six
(6) months after the date of this Warrant or later than the earlier of (i) one year after the date of this Agreement or (ii) the effective date of the first registration statement filed by the Company covering an offering of any of its securities to the general public, a written request specifying that it is made pursuant to this Section 11.2 that the Company effect any registration with respect to all, but not less than all, of the Registrable Securities, the Company will:

     (a) (i) promptly give written notice of the proposed registration to all other Holders; and

     (ii) as soon as practicable, use its diligent efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with the Securities Act) as would permit or facilitate the sale and are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within twenty (20) days after such written notice from the Company is effective.

     The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 11.2:

     (A) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

     (B) During the period starting with the date sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a registration pursuant to Section 11.3 hereof; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

     (C) If the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made under Section 11.3 hereof.

     (b) Subject to the foregoing clauses (A) through (C), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders; provided, however, that if (i) in the good faith judgment of the Board of Directors of the Company, such registration would be seriously detrimental to the Company and the Board of Directors of the Company concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to such Holders a certificate signed by the president of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for the period during which such disclosure would be seriously detrimental, provided, that the Company may not defer the filing for a period of more than one hundred eighty
     (180) days after receipt of the request of the Holder, and, provided further, that (except as provided in clause (c) above) the Company shall not defer its obligation in this manner more than once in any twelve-month period.

     The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Section 11.2(b) hereof, include other securities of the Company and may include securities of the Company being sold for the account of the Company.

     (c) Underwriting. If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 11.2 and the Company shall include such information in the written notice referred to in
     Section 11.2(a)(i) above. The right of any Holder to registration pursuant to Section 11.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder with respect to such participation and inclusion) to the extent provided herein. A Holder may elect to include in such underwriting not less than all of the Registrable Securities he holds.

     (d) Procedures. If the Company shall request inclusion in any registration pursuant to Section 11.2 of securities being sold for its own account, or if other persons shall request inclusion in any registration pursuant to Section 11.2, the Initiating Holders shall, on behalf of all Holders, offer to include such securities in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this
     Section 1 (including Section 11.12). The Company shall (together with all Holders, and other persons proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders, which underwriters) are reasonably acceptable to the Company. Notwithstanding any other provision of this Section 11.2, if the representative of the underwriters advises the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of shares to be included in the underwriting or registration shall be allocated as set forth in Section 11 hereof. If the person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company, the underwriter or the Initiating Holders. The securities so excluded shall also be withdrawn from registration. Any Registrable Securities or other securities excluded shall also be withdrawn from such registration. If shares are so withdrawn from the registration and if the number of shares to be included in such registration was previously reduced as a result of marketing factors pursuant to this Section 11.2(d), then the Company shall offer to all holders who have retained rights to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares withdrawn, with such shares to be allocated among such Holders requesting additional inclusion in accordance with Section 11.7.

11.3 Company Registration. If at any time commencing upon the issuance of securities pursuant to the aforesaid Agreement (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock or other securities under the 1933 Act in connection with the public offering of such securities solely for cash (other than a registration of securities to be offered by employees pursuant on employee benefit plan on Form S-8, or a registration in connection with an exchange offer or any acquisition or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, each such time, give each Holder written notice of such proposed registration at least thirty (30) days prior to filing the registration statement respecting such proposed registration. Upon the written request of any Holder given within twenty (20) days after mailing of such notice by the Company in accordance with
Section 11.9, the Company shall cause to be registered under the 1933 Act all of the Registrable Securities that each such Holder has requested to be registered, subject to all of the other provisions of Section 11.

11.4 Obligations of the Company. Whenever required under this Section 11 to effect the registration of any Registrable Securities, the Company shall use its best efforts to, as expeditiously as reasonably possible:

     (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, keep such registration statement current and effective for a period of up to the earlier of two hundred seventy (270) calendar days or until the distribution contemplated in the Registration Statement has been completed; provided, however, that such period shall be extended for a period of time equal to the period a Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company.

     (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement.

     (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

     (d) Register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that in no event shall the Company be required to qualify to do business in any state or to take any action which would subject it to general or unlimited service of process in any state where it is not now so subject.

     (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement with terms generally satisfactory to the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

     (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

     (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

     (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

     (i) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 11, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 11 if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and
     (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

11.5 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 11, that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

11.6 Expenses of Registration. All expenses incurred in connection with any registration, filing or qualification pursuant to this Section 11 including without limitation, all registration, filing and qualification fees, printers' and accounting fees, and fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders (including those not Holders of this Warrant), but excluding underwriter's commissions and fees and any fees of others employed by a selling Holder other than the one counsel for the selling Holders referenced above, shall be borne by the Company.

11.7 Underwriting Requirements. In connection with any offering involving an underwriting of securities being issued by the Company, the Company shall not be required under this Section 11 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity, if any, as will not, in the opinion of the underwriters, jeopardize or in any way reduce the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling shareholders according to the total amount of securities entitled to be included therein owned by each selling Shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders) but in no event shall the amount of securities of the selling Holders included in the offering be reduced below twenty percent (20%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's securities in which case the selling shareholders may be excluded if the underwriters make the determination described above and no other shareholder's securities are included. For purposes of the preceding parenthetical concerning apportionment, for any selling shareholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and shareholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling shareholder", and any pro rata reduction with respect to such "selling shareholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling shareholder", as defined in this sentence.

11.8 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 11:

     (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the officers and directors of each Holder, any underwriter (as defined in the 1934 Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the 1933 Act or the 1934 Act against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the 1933 Act, the 1934 Act or any state securities law or regulation, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities law; and the Company will reimburse each such Holder, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in a connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this

     Section 11 (a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person or his or their representative or agent.

          (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors and officers, any underwriter (as defined in the 1933 Act) for the Company, each person, if any, who controls the Company or any such underwriter within the meaning of the 1933 Act or the 1934 Act, and any other holder selling securities in such registration statement or any of its directors or officers or any person who controls such Holder, against any losses, claims, damages, or liabilities (or actions in respect thereto) which arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder or his representative or agent expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, any person who controls the Company, any underwriter or controlling person of any such underwriter, any other such Holder, officer, director, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 11 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld), and provided further that the obligations of each selling Holder hereunder shall be limited to an amount equal to the proceeds of each such selling Holder of the shares sold by such selling Holder pursuant to such registration.

          (c) Promptly after receipt by an indemnified party under this
     Section 11 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 11, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to notify an indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability that it may have to any indemnified party otherwise than under this Section 11.

          (d) If the indemnification provided for in this Section 11 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party.

          (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

          (f) The obligations of the Company and Holders under this Section 11 shall survive the completion of any offering of Registrable Securities in a registration statement under this Sections 11.2 and
     11.3 and otherwise.

11.9 Reports under the 1934 Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the 1933 Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration form which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC, the Company agrees to for up to three (3) years:

     (a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144.

     (b) File with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act; and

     (c) Furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon reasonable request (i) a written statement by the Company that it has complied with the reporting requirements of the 1934 Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and
     (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC permitting the selling of any such securities without registration or pursuant to such form.

11.10 Delay of Registration. No holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 11.

11.11 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 11 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities who, after such assignment or transfer, holds at least 50,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), provided:
(a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned;

(b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement; and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Section 11.

11.12 Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 11 after two (2) years following the date after which Holders may request registration of the Registrable Securities pursuant to this Section 11 nor at any time when the Holder has the right to sell all of his Registrable Securities pursuant to SEC Rule 144(k).

11.13 Amendments and Waivers. Any term or provision of the registration rights stated in this Agreement may be amended and the observance of any term of such rights may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least sixty-seven percent (67%) of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this Section 11.13 shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

12. Miscellaneous.

12.1. No Waiver. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder shall operate as a waiver of such right or otherwise prejudice the Holder's rights, powers or remedies.

12.2. Remedies. Holder in addition to being entitled to exercise its rights granted by law, including recovery of damages, shall be entitled to specific performance of its rights provided hereunder. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions hereof and hereby agrees, in an action for specific performance, to waive the defense that a remedy at law would be adequate.

12.3. Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or be invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

12.4. Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.
12.5. Governing Law. This Warrant shall be governed by the laws of the State of Arizona without regard to the provisions thereof relating to conflict of laws.


IN WITNESS WHEREOF, BestNet Communications Corp. has caused this Warrant to be executed by its officers thereunto duly authorized on the___/M day of March 2006.

BestNet Communications Corp.                Attest

By:  /s/  Stanley L. Schloz                 /s/   Michael A. Kramarz
   -------------------------------          -----------------------------------
          Stabley L. Schloz                       Michael A. Kramarz
          President                               Secretary

                               NOTICE OF EXERCISE


BestNet Communications Corporation
2850 Thornhills Avenue, SE
Suite 104
Grand Rapids, Michigan 49546


 Gentlemen:

The undersigned,__________________________________________________,, hereby elects to purchase, pursuant to the provisions of the Warrant held by the undersigned,___________________ shares of the Common Stock, $.001 par value, ("Common Stock") of BestNet Communications Corporation.

Payment of the purchase price per Share required under such Warrant accompanies this subscription.

The undersigned hereby represents and warrants that absent an effective registration statement covering the Warrant or the shares of Common Stock underlying the Warrants, the undersigned is acquiring such stock for the account of the undersigned and not for resale or with a view to distribution of such Common Stock or any part hereof; that the undersigned is fully aware of the transfer restrictions affecting restricted securities under the pertinent securities laws and the undersigned understands that the shares purchased hereby are restricted securities and that the certificate or certificates evidencing the same will bear a legend to that effect. DATED:______________________________, 2006.




                                            Signature:_________________________
                                            Address:___________________________
                                                    ___________________________

BESC/MOG Unit Purchase Agreement


                             UNIT PURCHASE AGREEMENT

The parties to this Agreement, ("this Agreement") are BestNet Communications Corp., a Nevada corporation ("BESC") having its principal place of business at 2850 Thornhills Ave SE, Ste 104, Grand Rapids, Michigan 49546 and Mountainview Opportunistic Growth Fund, L.P., an Ontario limited partnership ("MOG")having its principal place of business at 69 Lord Seaton Road, North York, Ontario, Canada M2P 1K6. The parties agree as follows:

     ARTICLE I AUTHORIZATION AND ISSUANCE OF SECURITIES 1.1 AUTHORIZATION.

BESC has, by due action of its Board of Directors, authorized the sale and issuance of (a) its 8 Percent Convertible Note, in the principal amount of US$350,000 ("the Note") and (b) a Warrant (the "Warrant") for the purchase of up to 200,000 shares of its common stock, $.001 par value (the "Warrant Shares"). The Note shall be substantially in the form of Exhibit 1.1A and the Warrant shall be in the form of Exhibit 1.1B, respectively attached hereto and made a part hereof. The shares of common stock issuable upon due conversion of the Note are called herein "the Note Shares". The Note and the Warrant are collectively referred to herein as the "Unit".

1.2 ISSUANCE OF UNIT.

Subject to the terms hereof, BESC agrees to sell, and MOG agrees to purchase, on the Closing Date hereinafter referred to, the Unit at an aggregate price of US$350,000, payable in immediately available funds.

1.3 CLOSING DATE.

The date for the purchase and sale of the Unit hereunder (the "Closing Date") shall be March 8, 2006 or such other date as BESC and MOG shall agree upon. Purchase and sale of the Notes hereunder shall take place at 11:00 A.M., local time, on the Closing Date, at the offices of Firetag, Stoss & Dowell, P.C., at 1747 East Morten Avenue, Suite 107, Phoenix, AZ 85020. At the Closing, BESC will deliver to MOG, against payment of the purchase price therefor, the Note and the Warrant, each dated the Closing Date and registered in MOG's name.

1.4 SECURITIES LAWS.

(a) BESC's Representations and Agreements. BESC represents and warrants to MOG that BESC has not, directly or through any agent, offered any of the Notes or any similar security for sale to, or solicited any offers to buy any thereof from, or otherwise approached or negotiated in respect thereof with, any person other than MOG and BESC agrees that neither it nor any agent acting on BESC's behalf has done or caused to be done or will do or cause to be done or omit to do or cause to be done anything which would result in bringing the issuance or sale of the Notes within the provisions of Section 5 of the Securities Act.

(b) MOG's Representations. MOG represents to BESC that (i) it is an Accredited Investor as that term is defined under the Securities Act of 1933 and the Regulations promulgated thereunder, in that its net worth exceeds US$5,000,000, and (ii) it is acquiring the Note and the Warrant, and will acquire the Warrant Shares and the shares issuable upon the due conversion of the Note, for its own

BESC/MOG Unit Purchase Agreement


account for investment purposes and not with a view to or for sale in connection with any distribution of any thereof. MOG understands and agrees that when issued the certificate or certificates evidencing the same, will bear a legend substantially as follows:

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE OR PROVINCIAL
     SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, ASSIGNED,
     TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF SUCH ACT AND SUCH LAWS OR AN
     EXEMPTION THEREFROM IS AVAILABLE AS ESTABLISHED BY A WRITTEN
     OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION.

                ARTICLE II BESC'S REPRESENTATIONS AND WARRANTIES

BESC represents and warrants as follows:

2.1 INFORMATION.

Except as disclosed in Schedule 2.1 attached hereto, its most recent Annual Report on Form 1OKSB and its most recent Quarterly Report on Form 10QSB or any subsequent Current Reports on Form 8-K, filed with the United States Securities and Exchange Commission are true and correct, contain no untrue statements of material fact and do not omit any statements necessary to make the statements made, under the circumstances in which they were made, not misleading.

2.2 ORGANIZATION, STANDING AND QUALIFICATION OF BESC.

BESC is a corporation duly organized and existing and in good standing under the laws of Nevada, has all requisite corporate power to own and operate its properties and to carry on its business as now being conducted and as proposed to be conducted, is not required to qualify to do business as a foreign corporation in any jurisdiction in which it is not qualified, and has full power, authority and legal right to execute and deliver this Agreement, the Note, the Warrant and the shares of common stock issuable upon the due conversion or exercise thereof and to perform its obligations hereunder and thereunder.

2.3 VALIDITY OF SECURITIES.

The Note and the Warrant, when issued in accordance with this Agreement, shall be duly authorized, validly issued, and shall constitute the binding obligations of BESC, enforceable in accordance with their respective terms. If and when duly issued, the Warrant Shares and the Note Shares shall constitute duly authorized, validly issued, shares of the Common Stock, $.001 par value of BESC, fully paid and nonassessable.

2.4 ACCESS TO INFORMATION

At all times prior to the purchase of the Unit by MOG, BESC will permit MOG's authorized representatives full access at reasonable times during normal business hours to all of the books, records, personnel, and properties of BESC, wherever located, for the purpose of conducting its due diligence review of BESC and verifying the information provided by BESC to MOG. BESC shall at the request of MOG's representatives, at reasonable times, meet with MOG's representatives to answer questions concerning the terms and conditions of this transaction, the nature and risks of the investment, and any other information deemed necessary by MOG's representatives in determining whether to purchase the Unit. Upon

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BESC/MOG Unit Purchase Agreement


request by MOG's representatives, BESC shall provide any additional information necessary to verify any information furnished to MOG's representatives in BESC's possession or that can be acquired without unreasonable effort or expense.

                         ARTICLE III CLOSING CONDITIONS

3.1 MOG.

MOG's obligation to purchase and pay for the Notes on the Closing Date is subject to the conditions that: (a) BESC's representations and warranties contained in ss. 1.4(a) and in Article II shall be true and correct on and as of the Closing Date with the same effect as if made on and as of the Closing Date;
(b) there shall exist on the Closing Date no Event of Default under the Note and no condition or event which, with notice or lapse of time, would constitute an Event of Default if the Note had been outstanding on the date of this Agreement,
(c) all agreements and conditions to be performed or satisfied by BESC hereunder on or before the Closing Date shall have been duly performed or satisfied and
(d) BESC shall have delivered to MOG a certificate, dated the Closing Date and signed by the President or a Vice President and by the Secretary or an Assistant Secretary of BESC, to each such effect 3.2 BESC. BESC's obligation to issue and sell the Note and the Warrant on the Closing Date is subject to the condition that representations and warranties contained in ss. 1.4(b).

                            ARTICLE IV MISCELLANEOUS

4.1 PRE-EMPTIVE RIGHT WITH RESPECT TO FUTURE FINANCING.

If BESC, at any time prior to the date which is fourteen (14) months after the date of this Agreement proposes to raise funds through the sale of equity, BESC shall give written notice to MOG of such proposed equity financing and the terms thereof. BESC shall give MOG the opportunity to furnish such funds on a "right of first refusal" basis on the same terms as BESC proposes to obtain such funds from a third party or on different terms that are at least as favorable to BESC, in its reasonable discretion, as those offered by such third party. MOG shall have ten (10) days to respond to BESC's notice. If MOG does not respond, or responds that it does not intend to exercise its right, BESC shall be free to effect such financing with any third party, so long as the terms thereof are at least as favorable to BESC, in its reasonable discretion, as those contained in such notice, and so long as such sale occurs within one (1) year of the date of notice to MOG. NOTWITHSTANDING ANY OF THE OTHER PROVISIONS OF THIS AGREEMENT, THE RIGHT GRANTED IN THIS PARAGRAPH 4.1 MAY NOT BE ASSIGNED TO OR EXERCISED BY ANY THIRD PARTY WITHOUT BESC'S PRIOR WRITTEN CONSENT WHICH MAY BE GIVEN OR WITHHELD IN ITS GOOD FAITH DISCRETION.


4.2 Payment of Fees and Expenses.

Each of the parties will pay all of its respective costs and expenses in connection with this Agreement and the consummation of all transactions contemplated hereby

4.3 AMENDMENTS AND WAIVERS.

This Agreement may not be changed, modified or discharged orally, nor may any waivers or consents be given orally hereunder, and every such change, modification, discharge, waiver or consent shall be in writing and, except as

BESC/MOG Unit Purchase Agreement


provided in the following sentence, signed by the person against which enforcement thereof is sought. No such amendment or waiver shall extend to or affect any obligation not expressly amended or waived or impair any right consequent thereon.

4.4 INTEGRATION AND SEVERABILITY.

This Agreement embodies the entire agreement and understanding between the parties and supersedes all prior agreements and understandings relating to the subject matter hereof. In case any one or more of the provisions contained in this Agreement or in any Note, or any application thereof, shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein, and any other application thereof, shall not in any way be affected or impaired thereby.

4.5 SUCCESSORS AND ASSIGNS.

All covenants, agreements, statements, representations and warranties in this Agreement or any certificate delivered pursuant hereto by or on behalf of either party shall bind such party and inure to the benefit of the respective successors and assigns of the other party hereto, except where the context otherwise requires.

4.6 VERIFICATION.

MOG shall be entitled to make such independent examinations as it may deem reasonable, and to receive copies of all such instruments, certificates, opinions and other evidence as it may reasonably request, with respect to the transactions contemplated by this Agreement and the taking of all corporate proceedings in connection therewith and for the purpose of verifying the accuracy of any certification which is made or required to be made pursuant to this Agreement.


4.7 NOTICES AND OTHER COMMUNICATIONS.

All notices, requests, consents and other communications hereunder shall be in writing and, unless otherwise specified, shall be personally delivered, or shall be sent by overnight delivery, or shall be sent by telecopy or other similar electronic device (with a copy sent by certified or registered mail, return receipt requested, postage prepaid), and shall be addressed to the respective parties at the address first shown above or to such other address as may have been furnished to either party by the other; and, if to BESC with a copy to Stephen T. Meadow, Esq., c/o Firetag, Stoss & Dowell, P.C., at 1747 East Morten Avenue, Suite 107, Phoenix, AZ 85020, and if to MOG, with a copy to such other person or firm as MOG may designate in accordance with the provisions of this paragraph. All notices shall be deemed to have been given either at the time of the delivery thereof to any officer or employee of the person entitled to receive such notice at the address of such person for purposes of this ss.4.7, or, if sent by overnight delivery, one day after being entrusted to a reputable overnight delivery service, or, if sent by telecopy of other similar electronic device, upon confirmation of receipt of such transmission.


4.8 GOVERNING LAW - ARBITRATION OF DISPUTES.

This Agreement, the Note and the Warrant shall be construed in accordance with and governed by the laws of the State of Arizona. Any dispute arising out of or in connection with this Agreement the Note or the Warrant shall be resolved by arbitration under the Commercial Arbitration Rules of the American Arbitration Association at Phoenix Arizona.

BESC/MOG Unit Purchase Agreement


4.9 TABLE OF CONTENTS AND HEADINGS.

The table of contents and the headings of the various subdivisions hereof are for convenience of reference only and shall in no way modify any of the terms or provisions hereof.

4.10 COUNTERPARTS.

This Agreement may be signed by each party hereto upon a separate copy in which event both of said copies shall constitute a single counterpart of this Agreement. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

IN WITNESS WHEREOF, BESC and MOG have caused this Agreement to be executed and delivered in by their respective officer of officers thereunto duly authorized.

BestNet Communication Corp.

By:  /s/  Stanley L. Schloz
   -------------------------------
          Stanley L. Schloz
          President and Chief Executive Officer


Attest:____________________________________
          Secretary

Mountainview Opportunistic Growth Fund, L.P.

By: 2016459 Ontario Limited, an Ontario corporation, its General Partner

By_____________________________________________

Its____________________________________________

Attest:________________________________________
          Secretary

BESG/MOG Unit Purchase Agreement


4.9 TABLE OF CONTENTS MD HEADINGS.

The table of contents and the headings of the various subdivisions hereof are for convenience of reference only and shall in no way modify any of the terms or provisions hereof.

4A0 COUNTERPARTS.

This Agreement may be signed by each party hereto upon a separate copy in which event both of said copies shall constitute a single counterpart of this Agreement. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. IN WITNESS WHEREOF, BESG and MOG have caused this Agreement to be executed and delivered in by their respective officer of officers thereunto duly authorized.


BestNet Communication Corp.

By:  /s/  Stanley L. Schloz
   -------------------------------
          Stanley L. Schloz
          President and Chief Executive Officer

Attest:  /s/  Michael A. Kramarz
         -------------------------
              Michael A. Kramarz
              Secretary



Mountainview Opportunistic Growth Fund, L.P.

By: 2016459 Ontario Limited, an Ontario corporation, its General Partner

By______________________________________________________________________

Its_____________________________________________________________________

Attest:_________________________________________________________________
         Secretary

BESC/MOG Unit Purchase Agreement
Draft 318/06

4.9 TABLE OF CONTENTS AND HEADINGS.

The table of contents and the headings of the various subdivisions hereof are for convenience of reference only and shall in no way modify any of the terms or provisions hereof.

4.10 COUNTERPARTS.

This Agreement may be signed by each party hereto upon a separate copy in which event both of said copies shall constitute a single counterpart of this Agreement. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. IN WITNESS WHEREOF, BESC and MOG have caused this Agreement to be executed and delivered in by their respective officer of officers thereunto duly authorized.

BestNet Communication Corp.

By:  /s/
   -------------------------------
          Stanley L. Schloz
          President and Chief Executive Officer

Attest:  /s/
         -------------------------
              Michael A. Kramarz
              Secretary


Mountainview Opportunistic Growth Fund, L.P.

By: 2016459 Ontario Limited, an Ontario corporation, its General Partner

By______________________________________________________________________

Its_____________________________________________________________________

Attest:_________________________________________________________________
         Secretary